Members' Equity	12 Months Ended
Dec. 31, 2024
Members' Equity [Abstract]
Members' Equity

Note 9 - Members' Equity

As provided for in the Limited Liability Agreement of the Company, dated as of June 20, 2024, the Members held 100% of the limited liability company interests of the Company and exercised all control through those interests. The Members contributed 100% of the direct equity interests of Estis, Flowco and Flogistix to the Company in exchange of Series A Units of the Company of 5,100,000, 2,600,000 and 2,300,000, respectively, proportionate to the value of the contributed entities.

There are no restrictions on distributions. The Members' equity account will be adjusted for distributions paid to, and additional capital contributions that are made by the Members. Distributions of cash and profit and losses are allocated to the Members based on their capital contributions.